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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               December  18, 1995


                           ADVANCED MICRO DEVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

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
        DELAWARE                       1-7882            94-1692300
-------------------------------   -----------    ------------------

(State or other jurisdiction      (Commission    (I.R.S. Employer
     of incorporation)            File Number)   Identification No.)

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     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                        94088-3453
----------------------------------------          ----------
(address of principal executive offices)          (Zip Code)



Registrant's telephone number,
  including area code:          (408) 732-2400



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 Item 5.  Other Events.
 ------   ------------

     On December 18, 1995, Advanced Micro Devices, Inc. announced that it expects fourth quarter earnings to be lower than last quarter. A copy of the press release containing such announcement is attached as an exhibit hereto.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(c)  Exhibits:

     99   Press release dated December 18, 1995

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ADVANCED MICRO DEVICES, INC.
                                       (Registrant)



Date:  December 20 , 1995     By: /s/ Thomas M. McCoy
                ---               -----------------------------------
                                  Thomas M. McCoy
                                  Vice President, General Counsel
                                     and Secretary

                                       3
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                                 Exhibit Index
                                 -------------
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Exhibit Number                     Exhibit
-----------------   -------------------------------------

      99            Press release dated December 18, 1995

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